UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

SAVI MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27727	91-1766174

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12707 High Bluff Drive, Suite 200 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (877) 611-7284

(Former name or former address, if changed since last report.) 12707 High Bluff Drive, Suite 200 San Diego, CA 92130
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________

ITEM 8.01. OTHER EVENTS.

On February 24, 2009 Savi Media Group made an unsolicited offer to acquire the convertible debt and warrant position of Cornell Capital (now Yorkville Advisors), originally issued in July, 2006.  On March 13, 2009, Yorkvile Advisors sent us a letter rejecting the offer and offering to accept payment in full.    The Company is in preliminary discussions with Yorkville Advisors to address these matters.  A copy of the letters are attached as exhibits.

Item 9.01                      Financial Statements and Exhibit

(d)           Exhibits

The following exhibits are to be filed as part of this 8-K:

Exhibit #   Identification of Exhibit

99.1                   Osborn Letter

99.2                   YA Global Investments Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 14, 2009	Savi Media Group, Inc.

By: /s/ Serge Monros
Serge Monros
Chairman, CEO and CTO